EXHIBIT I



     Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.


           WEXFORD SPECIAL SITUATIONS 1996, LP
           By:  Wexford Advisors, LLC,
                its general partner


                By: /s/ Arthur H. Amron
                    -----------------------------
                Name:  Arthur H. Amron
                Title: Vice President



            WEXFORD SPECIAL SITUATIONS
             1996 INSTITUTIONAL, LP
            By:  Wexford Advisors, LLC,
                 its general partner


                By: /s/ Arthur H. Amron
                    ------------------------------
                Name:  Arthur H. Amron
                Title: Vice President



             WEXFORD-EURIS SPECIAL SITUATIONS
              1996, LP
             By:  Wexford-Euris Advisors, LLC,
                  its general partner


                 By: /s/ Arthur H. Amron
                     -------------------------------
                 Name:  Arthur H. Amron
                 Title: Vice President



              WEXFORD SPECIAL SITUATIONS
               1996 LIMITED
              By:  Wexford Advisors, LLC


                  By:  /s/ Arthur H. Amron
                      -------------------------------
                  Name:  Arthur H. Amron
                  Title: Vice President

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               WEXFORD MANAGEMENT, LLC


                   By: /s/ Arthur H. Amron
                      --------------------------------
                   Name:  Arthur H. Amron
                   Title: Senior Vice President



               WEXFORD ADVISORS, LLC


                    By: /s/ Arthur H. Amron
                        -------------------------------
                    Name:  Arthur H. Amron
                    Title: Vice President



                WEXFORD EURIS ADVISORS, LLC


                     By: /s/ Arthur H. Amron
                        --------------------------------
                     Name:  Arthur H. Amron
                     Title: Vice President




                /s/ Charles E. Davidson
                -----------------------------------------
                Charles E. Davidson


                /s/ Joseph M. Jacobs
                -----------------------------------------
                Joseph M. Jacobs